                                                                                    Exhibit 10.1

THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of November 8, 2006, is by and among HNI CORPORATION, an Iowa corporation (the "Borrower"), those Domestic Subsidiaries of the Borrower identified as a "Guarantor" on the signature pages hereto (the "Guarantors"), the Lenders (defined below) party hereto and WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent for the Lenders (the "Administrative Agent").

W I T N E S S E T H

WHEREAS, the Borrower, the Guarantors, the lenders from time to time party thereto (the "Lenders"), and the Administrative Agent have entered into that certain Credit Agreement dated as of January 28, 2005 (as amended, restated, amended and restated, modified, supplemented or otherwise modified through the date hereof, the "Credit Agreement"; capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement);

WHEREAS, the Credit Parties have requested the Lenders amend certain provisions of the Credit Agreement; and

WHEREAS, the Lenders are willing to make such amendments to the Credit Agreement, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
AMENDMENTS TO CREDIT AGREEMENT

1.1 Pricing Grid.  The pricing grid set forth in the definition of Applicable Percentage in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Applicable Percentage
Level	Leverage Ratio	Alternate Base Rate Margin for Revolving Loans	LIBOR Rate Margin for Revolving Loans and Letter of Credit Fee	Facility Fee
I	> 2.50 to 1.0	0.000%	0.325%	0.175%
II	< 2.50 to 1.0 but > 1.75 to 1.0	0.000%	0.300%	0.150%
III	< 1.75 to 1.0 but > 1.00 to 1.0	0.000%	0.300%	0.100%
IV	< 1.00 to 1.0	0.000%	0.270%	0.080%

     1.2 Section 6.5(g).   Section 6.5(g) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(g) Pearl City Insurance Company, a Vermont corporation, may make Investments in an aggregate amount not to exceed $50,000,000 at any one time outstanding so long as such Investments are in accordance with the investment policy of Pearl City Insurance Company as in effect at the time of each such Investment;

ARTICLE II
CONDITIONS TO EFFECTIVENESS

2.1 Closing Conditions.

This Amendment shall become effective as of the date hereof upon satisfaction of the following conditions (in form and substance reasonably acceptable to the Administrative Agent) (the "Third Amendment Effective Date"):

(a) Executed Documents. Receipt by the Administrative Agent of counterparts of this Amendment executed by each Credit Party, the Administrative Agent and the Lenders.

(b) Fees and Expenses. The Administrative Agent and the Lenders shall have received from the Borrower the aggregate amount of fees and expenses payable in connection with the consummation of the transactions contemplated hereby.

ARTICLE III
MISCELLANEOUS

3.1 Amended Terms.  On and after the Third Amendment Effective Date, all references to the Credit Agreement in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Amendment.  Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

3.2 Representations and Warranties of Credit Parties.  Each of the Credit Parties represents and warrants as follows:

(a)  It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b) This Amendment has been duly executed and delivered by such Person and constitutes such Person's legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

(d) After giving effect to this Amendment, the representations and warranties set forth in Article III of the Credit Agreement or which are contained in any certificate furnished at any time under or in connection with the Credit Agreement are true and correct as of the Third Amendment Effective Date (except for those which expressly relate to an earlier date).

(e) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

(f) The Credit Party Obligations are not reduced by this Amendment.

3.3 Reaffirmation of Credit Party Obligations.  Each Credit Party hereby ratifies the Credit Agreement (as amended) and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective Credit Party Obligations.

3.4 Credit Document.  This Amendment shall constitute a Credit Document under the terms of the Credit Agreement and shall be subject to the terms and conditions thereof.

3.5 Entirety. This Amendment and the other Credit Documents embody the entire agreement between the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

3.6 Counterparts; Telecopy.  This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart to this Amendment by telecopy shall be effective as an original and shall constitute a representation that an original will be delivered.

3.7 No Actions, Claims, Etc.  As of the date hereof, each of the Credit Parties hereby acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, by it against the Administrative Agent, the Lenders, or the Administrative Agent's or the Lenders' respective officers, employees, representatives, agents, counsel or directors arising from any action by such Persons, or failure of such Persons to act, under the Credit Agreement on or prior to the date hereof.

3.8 GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

3.9 Consent to Jurisdiction; Service of Process; Waiver of Jury Trial.  The jurisdiction, services of process and waiver of jury trial provisions set forth in Sections 10.14 and 10.17 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

3.10 Expenses.  The Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of the Administrative Agent's legal counsel; provided, however, that (a) the Administrative Agent shall submit to the Borrower a reasonably detailed itemization of such fees and expenses and (b) the aggregate amount of such reimbursable fees and expenses shall not exceed $25,000 without prior approval of the Borrower.

3.11 Further Assurances.  The Credit Parties agree to promptly take such action, upon the request of the Administrative Agent, as is necessary to carry out the intent of this Amendment.

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HNI CORPORATION
THIRD AMENDMENT TO CREDIT AGREEMENT

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:	HNI CORPORATION, an Iowa corporation

	By:	/s/ Melinda C. Ellsworth
Name: Melinda C. Ellsworth
Title: Vice President, Treasurer and Investor Relations

GUARANTORS:	THE HON COMPANY ALLSTEEL INC. HEARTH & HOME TECHNOLOGIES INC. PAOLI INC. RIVER BEND CAPITAL CORPORATION

	By:	/s/ Melinda C. Ellsworth
Name: Melinda C. Ellsworth
Title: Vice President and Treasurer

HNI CORPORATION
THIRD AMENDMENT TO CREDIT AGREEMENT

LENDERS:	WACHOVIA BANK, NATIONAL ASSOCIATION, individually in its capacity as a Lender and in its capacity as Administrative Agent

	By:	/s/ Richard E. Anglin III
Name: Richard E. Anglin III
Title: Vice President

HNI CORPORATION
THIRD AMENDMENT TO CREDIT AGREEMENT

LENDERS:	HARRIS N.A., as a Lender

	By:	/s/ Thad D. Rasche
Name: Thad D. Rasche
Title: Director

HNI CORPORATION
THIRD AMENDMENT TO CREDIT AGREEMENT

LENDERS:	BNP PARIBAS, as a Lender

	By:	/s/ Jo Ellen Bender
Name: Jo Ellen Bender
Title: Managing Director

By:	/s/ Christopher Grumboski
Name: Christopher Grumboski
Title: Director

HNI CORPORATION
THIRD AMENDMENT TO CREDIT AGREEMENT

LENDERS:	NATIONAL CITY BANK OF THE MIDWEST, as a Lender

	By:	/s/ Kevin J. Anderson
Name: Kevin J. Anderson
Title: Senior Vice President

HNI CORPORATION
THIRD AMENDMENT TO CREDIT AGREEMENT

LENDERS:	BANK OF AMERICA, N.A., as a Lender

	By:	/s/ Charles R. Dickerson
Name: Charles R. Dickerson
Title: Managing Director

HNI CORPORATION
THIRD AMENDMENT TO CREDIT AGREEMENT

LENDERS:	WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

	By:	/s/ Elizabeth M. Emde
Name: Elizabeth M. Emde
Title: Vice President